                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 18, 2000




                           LONE STAR TECHNOLOGIES, INC.
              (Exact name of registrant as specified in its charter)



      Delaware                          1-12881                  75-2085454
(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     File Number)           Identification No.)



                            15660 North Dallas Parkway
                                     Suite 500
                                Dallas, Texas 75248
           (Address, including zip code, of principal executive offices)

         Registrant's telephone number, including area code: (972) 770-6401



                                   Not applicable

         (former name, former address and former fiscal year, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On October 18, 2000, Lone Star Technologies, Inc. ("Lone Star") announced in a press release (the "Press Release") that it finalized an exclusive multi-year arrangement with U.S. Steel Group ("U.S. Steel"), to market electric resistance welded steel tubular products manufactured at U.S. Steel's McKeepsort, Pennsylvania facility.

         The foregoing is qualified by reference to the Press Release, which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Financial Statements of businesses being acquired.

         Not applicable.

         (b)    Pro forma financial information.

         Not applicable.

         (c)    Exhibits

99.1 Press release dated October 18, 2000, announcing the finalization of the arrangement between Lone Star and U.S. Steel.











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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LONE STAR TECHNOLOGIES, INC.



Date: October 20, 2000                  By:   /s/ Charles J. Keszler
                                              ---------------------------------
                                              Charles J. Keszler
                                              Vice President - Finance








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

                                INDEX TO EXHIBITS


 Item
Number             Exhibit
------             -------
99.1               Press release dated October 18, 2000, announcing the
                   finalization of the arrangement between Lone Star and
                   U.S. Steel.


















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